UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2018

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2018, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), amended and restated its rent supplements with Sharyland Utilities, L.P. (“Sharyland”) (other than the lease supplement with respect to the Stanton Transmission Loop Lease) to establish the rent under its existing leases after giving effect to the capital expenditures that the parties expect to place in service during 2019 (collectively, the “Amended Rent Supplements”). Rent under the Amended Rent Supplements with respect to the Company’s 2019 capital expenditures consists only of base rent, but was otherwise negotiated in the manner described under “Rental Rates” under “Provisions of Our Leases” included under the subheading “Leases” in “Item 1. Business” in InfraREIT’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (the “Commission”) on March 5, 2018. Accordingly, the rent payments under the Amended Rent Supplements are intended to provide the Company with approximately 97% of the projected regulated return on 2019 rate base investment attributable to the Company’s assets that SDTS and Sharyland would receive if they were a fully-integrated utility, based on the regulatory parameters in Sharyland’s existing rates, including an allowed return on equity of 9.7%, a capital structure of 55% debt and 45% equity, a cost of debt of 6.73% and the recovery of an income tax allowance at the 21% federal income tax rate. The previously negotiated rent payments with respect to capital expenditures placed in service through the end of 2018 remain unchanged and, therefore, continue to reflect the recovery of an income tax allowance at the prior 35% federal income tax rate.

The foregoing description of the Amended Rent Supplements is qualified in its entirety by reference to the complete text of the Amended Rent Supplements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Relationships

As more fully described in the section entitled “Transactions with Related Persons” included in InfraREIT’s definitive proxy statement filed with the Commission on March 22, 2018, which section is incorporated herein by reference, Sharyland is privately-owned by Hunter L. Hunt and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Hunter L. Hunt is the Co-Chairman, Co-Chief Executive Officer and Co-President of Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of InfraREIT’s common stock and indirectly owns the Company’s external manager. Hunter L. Hunt also serves on the InfraREIT Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Sixteenth Amended and Restated Rent Supplement (McAllen Lease), dated December 31, 2018, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Tenth Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated December 31, 2018, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Fourteenth Amended and Restated Rent Supplement (CREZ Lease), dated December 31, 2018, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Second Amended and Restated Rent Supplement (Permian Lease), dated December 31, 2018, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: January 7, 2019	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

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